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                                                                   EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 31, 2002, in Amendment No. 1 to the Registration Statement (Form S-4 No. 33-109292) and related Prospectus of First Commonwealth Financial Corporation for the Registration of shares of its common stock.


/s/ Ernst & Young LLP
Pittsburgh, Pennsylvania
October 30, 2003